UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO.2 TO
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2011

JBI, INC.
(Exact Name of Registrant As Specified In Charter)

Nevada	000-52444	20-4924000
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

1783 Allanport Road Thorold, Ontario, L0S 1K0
(Address of Principal Executive Offices)

(905) 384-4383
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Copies to:
Gregg E. Jaclin, Esq.
Anslow & Jaclin, LLP
195 Rt. 9 South, 2nd Floor
Manalapan, NJ, 07726
Tel No.: (732) 409-1212
Fax No.: (732) 577-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This amended Form 8- K is being filed to disclose the Public Company Accounting Oversight Board (“PCAOB”) registration revocation of Gately & Associates, LLC our former independent registered public accounting firm.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

i	On May 14, 2010, we dismissed Gately & Associates, LLC (“Gately”) as our independent registered public accounting firm. The Board of Directors of the Company approved such dismissal on May 14, 2010.

ii	The Company’s Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

iii
Gately’s reports on the financial statements of the Company for the year ended December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

iv
In connection with the audit and review of the financial statements of the Company through May 14, 2010, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with Gately’s opinion to the subject matter of the disagreement.

v
In connection with the audited financial statements of the Company for the year ended December 31, 2009 and interim unaudited financial statement through May 14, 2010, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi
The Company provided Gately with a copy of this Current Report on Form 8-K and requested that Gately furnish it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from Gately, and a copy of such letter is filed as Exhibit 16.1 to this Current Report Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

i
On May 14, 2010, the Board of Directors appointed Withum Smith + Brown, PC (“Withum”) as the Company’s new independent registered public accounting firm. The decision to engage (“Withum”) was approved by the Company’s Board of Directors on May 14, 2010.

ii
Prior to May 14, 2010, the Company did not consult with Withum regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Effective October 22, 2010, the PCAOB revoked the registration of Gately and Associates, LLC. On December 16, 2010, we filed an amended Form 10-K (the “Amended 10-K”) with the Commission for the year ended December 31, 2009. The Amended 10-K included the audited consolidated balance sheets of JBI Inc. (formerly known as 310 Holdings, Inc.), as of December 31, 2009 and 2008, and the related consolidated statements of operations, shareholders’ equity, and cash flows for the years then ended (the “Audited Financials”). The Audited Financials were audited by our independent registered public accounting firm Withum Smith + Brown, PC.

We were unable to contact Gately & Associates, LLC to request a letter addressed to the SEC stating whether or not they agree with the above statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Gately & Associates, LLC dated May 14, 2010*

*Incorporated by reference to Form 8-K filed on May 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

JBI, INC.

Date: January 6, 2011	By:	/s/ John Bordynuik
John Bordynuik
President & Chief Executive Officer